Exhibit 99.1

Stock Code: 688082	Short Name: ACMSH

ACM Research (Shanghai), Inc.

Records of Investor Relation Activities

No.: 2025-01

Categories of investor relation activities	☐ Targeted investor research	☐ Analyst meeting
	☐ Media interview	✓ Results announcement
	☐ Press conference	☐ Roadshow
	☐ On-site visit	☐ Others
Date	March 18, 2025
Venue	Conference call
Representatives of the Listed Company	Chairman: HUI WANG General Manager: JIAN WANG Chief Financial Officer: LISA YI LU FENG Board Secretary: MINGZHU LUO

I. Company Introduction: Leaders of ACM Research (Shanghai), Inc. (the “Company”) briefly described the Company’s results and financials for the year 2024, and responded to investors’ questions and concerns.
II. Q&A

Summary of Investor Relation Activities
1. Could you provide a breakdown of the revenue share for the plating and furnace equipment categories, in terms of total revenue and newly signed orders?
A: We did not separate revenues and sales between plating and furnace equipment, but the majority came from plating equipment.

2. What’s your outlook on the future performance of furnace equipment?
A: We are making steady progress in developing new customers for our furnace equipment. By the end of 2024, we had 17 furnace equipment customers, a notable increase from 9 at the end of 2023. We expect revenue contribution from furnace equipment to accelerate further in 2025, becoming a new driver of the Company’s future growth. Meanwhile, we are developing multiple new ALD furnace equipment models to further solidify our differentiated competitive advantages and provide tailored solutions to our customers. We expect these efforts to support stable growth and long-term sustainable development of our operating performance.

3. NAURA Technology’s investment in Kingsemi previously attracted significant market attention. What’s your view on the recent shareholding changes in the semiconductor equipment sector, particularly in the Track segment? Looking ahead, how do you see the development of China’s Track market over the next few years?
A: Mergers and acquisitions in the semiconductor equipment sector are a normal part of industry evolution. In recent years, our Company has accumulated extensive experience in cleaning and plating equipment. Currently, our cleaning and plating products hold over 30% market share in China, securing a leading position in the industry. At the same time, we are further enhancing supplier management and developing an independent supply chain. In the Track segment, equipment reliability directly impacts the production capacity, efficiency, and yield of lithography machines. As a critical step in semiconductor manufacturing, the Track process has broad market prospects. Our newly developed 300WPH KrF-line Track equipment is expected to be delivered to customers by mid-year, where we aim to complete rapid verification. We are confident in its market potential and its contribution to the localization of high-end Track equipment in China.

4. What is your view on the growth outlook for the advanced packaging equipment segment, and what are the Company’s expectations for its future development?
A: Our plating equipment achieved solid progress amidst relatively limited growth in China’s packaging sector last year. Looking ahead, we expect advanced packaging technologies such as CoWoS and fan-out to enter a period of rapid growth. As a result, we remain optimistic about the outlook for plating equipment in the advanced packaging sector and anticipate substantial growth in the coming years.

5. Given the tightening external restrictions, has the Company seen a clear benefit to its cleaning equipment business?
A: While some cleaning equipment such as supercritical CO2 dry equipment and certain tools involving chemical processing has been subject to restrictions, the majority of our cleaning equipment remains largely unaffected. From a product portfolio perspective, we offer a comprehensive range of cleaning solutions, covering approximately 90%-95% of process steps from upstream to downstream. At present, our R&D in cleaning equipment is progressing smoothly. With our differentiated technical strengths and close cooperation with customers, we expect to further expand our market share in this segment.

Notably, our independently developed Tahoe cleaning equipment, protected by global intellectual property rights, has been highly recognized by customers. In 2024, we received multiple repeat orders from a logic manufacturer. The equipment was also delivered to a major memory manufacturer and completed process verification. The Tahoe system integrates two modules—a wet bench module and a single-wafer module—into a single wet cleaning platform. It supports dozens of critical cleaning processes, including photoresist removal, post-etch cleaning, post-ion implantation cleaning, and post-CMP cleaning. It can reduce sulfuric acid consumption by up to 75%, lowering sulfuric acid-related costs by tens of thousands of U.S., dollars annually. This not only reduces production costs for customers but also aligns with national energy conservation and emission reduction policies. In addition, the Tahoe system offers strong cleaning capabilities, achieving single-digit particle levels in the 26 nm particle test, meeting the stringent requirements of high-end manufacturing. Its cleaning performance and process flexibility are comparable to that of single-wafer low-temperature SPM cleaning equipment. Currently, Tahoe has attracted significant interest from both domestic and international customers. With strong market potential, we are committed to expanding its presence in the global market.

6. Sulfuric acid cleaning equipment is expected to be a key growth area over the next two years. What is the Company’s current market share in China’s sulfuric acid cleaning equipment market? And what’s your target for its contribution to overall cleaning equipment revenue?
A: We are optimistic about the future expansion of high-temperature sulfuric acid products in China. Our sulfuric acid cleaning equipment is well-suited to meet diverse and differentiated customer needs. Leveraging differentiated technical advantages, we are highly competitive in both the high-temperature (>170°C) and medium- to low-temperature sulfuric acid cleaning equipment markets. We have completed verification on production lines at multiple customers. This year, our primary goal is to enhance the global recognition of Tahoe cleaning equipment, drive its adoption in overseas markets and contribute to the company’s overall revenue growth.

7. Recently, a Japanese competitor launched a combined single-wafer and wet bench cleaning equipment. According to their description, the product’s advantages appear similar to yours. Are there any key differences between their product and yours? Do you expect it to impact your overseas market expansion?
A: Our independently developed Tahoe cleaning technology is a world-first innovation and is protected by global intellectual property rights. It not only meets high industry standards but also drives technological advancement, cleaner production development, and elevated standards in the global semiconductor industry through its efficient and environmentally friendly design. Global semiconductor equipment manufacturers each bring unique capabilities to the table. We are glad to see that this technical path pioneered by the Company has inspired other tier-1 peers. We believe this will help foster a healthy cycle in the global market to jointly promote industry development. With our strategic product portfolio and years of industry experience, we are confident in our competitiveness in the global market.

8. Looking ahead, does the company expect China’s semiconductor market to evolve into a perfectly competitive one?
A: We believe that China’s semiconductor market has always been, and will continue to be, an open and competitive market in the past, present, and future. As a semiconductor equipment provider, we expect the market will remain open, allowing fair competition with international peers on a level playing field. At the same time, leveraging our differentiated products and technological strengths, we also look forward to expanding into overseas markets to achieve shared growth and healthy competition. We believe that such efforts will help foster a positive and harmonious competition environment across both domestic and overseas markets, jointly advancing the globalization of the semiconductor industry.

9. If China’s semiconductor parts industry reaches a globally leading level in terms of technology and functionality, how substantial would the cost advantages be? What level of cost reduction could be achieved in the long run?
A: China’s semiconductor parts already possess a clear cost advantage. However, the key challenges lie in collaboration with equipment manufacturers and customer-side verification. Once these hurdles are overcome, we believe the cost advantage of China's semiconductor parts will be further amplified. As for the extent of cost reduction, it can only be accurately assessed after cooperation with equipment manufacturers and completion of verification by end customers.

10. Could you share the current status of verification for your panel-level advanced packaging equipment at overseas foundries and OSATs? Does panel size have an impact on the competitive landscape for plating equipment?
A: Our independently developed panel-level horizontal plating equipment was recently awarded the “Technology Enablement Award” by 3D InCites in the U.S. This equipment was introduced as an innovative alternative to traditional vertical plating equipment, addressing key technical difficulties in the panel-level packaging stage of semiconductor manufacturing. It features our proprietary horizontal plating technology, which ensures excellent panel uniformity and precision, prevents cross-contamination between plating solutions, and enhances chip quality while also improving efficiency and reducing costs. The equipment is capable of processing panels up to 600 × 600 mm in size. We believe that panel-level packaging formats such as 310 × 310 mm, 515 × 510 mm, and 600 × 600 mm will become an emerging trend in AI chip packaging. Backed by our strong technological differentiation and sharp market insights, we expect to continue delivering innovative products to both domestic and international markets.

11. Will geopolitical tensions have an impact on the Company’s advanced packaging business in the U.S. and Taiwan region?
A: We and our parent company ACMR are listed on the capital markets in China and the U.S., respectively, and have established a global sales presence, including in the United States, South Korea, the Taiwan region, and Europe. We are confident in our ability to continue delivering our independently developed, differentiated products to international markets such as the United States, South Korea, the Taiwan region, Singapore, and Europe.

12. Which customers are currently testing your horizontal plating products?
A: This product is still in internal R&D and at the demo stage. Although it has not yet been commercially released, we expect at least one unit to undergo customer testing this year. Our sales team and process engineers are actively working to drive this forward.

Enclosure: List of participants

LC Capital Limited
MediaHoly Capital
Oxbow Capital Management (HK) Limited
Aijian Securities Co., Ltd.
Ernst & Young Hua Ming LLP
Pictet Asset Management Limited
Beijing Win Integrity Investment Management Co., Ltd.
Beijing Guan Cheng Private Fund Management Co., Ltd.
Beijing Junze Investment Management Co., Ltd.
Beijing Yutian Capital Management Co., Ltd.
Beijing Zhilu Asset Management Co., Ltd.
Bosera Asset Management Co., Ltd.
Boyu Capital Investment Management Co., Ltd.
Caitong Securities Co., Ltd.
Caitong Securities Asset Management Co., Ltd.
Chengtong Securities Co., Ltd.
Northeast Securities Co., Ltd.
Eastmoney Securities Co., Ltd.
Orient Fund Management Co., Ltd.
Orient Securities Co., Ltd.
Dongxing Asset Management Co., Ltd.
East Asia Qianhai Securities Co., Ltd.
Fullgoal Fund Management Co., Ltd.
Gengji (Shanghai) Investment Management Co., Ltd.
Guangdong Jiuyi Capital Management Co., Ltd.
Guangdong Juzhou Investment Co., Ltd.
Guangdong Yinshi Investment Co., Ltd.
Guangdong Zhengyuan Private Fund Management Co., Ltd.
GF Qianhe Investment Co., Ltd.
GF Securities Co., Ltd.
Guangxi Yingzhou Asset Management Co., Ltd.
Guofu Life Insurance Co., Ltd.
Sealand Securities Co., Ltd.
Sinolink Securities Co., Ltd.
Gowin AMC Co., Ltd.
Hainan Junyang Private Fund Management Co., Ltd.
Hainan Yangjiao Private Fund Management Partnership (Limited Partnership)
Hainan Zonglvwan Investment Co., Ltd.
Haitong Futures Co., Ltd.
Haitong Securities Co., Ltd.
Hangzhou Gaoyuan Private Fund Management Co., Ltd.
Haoze Zhiyuan Asset Management Ltd.

Harvest Forever Capital Management (Beijing) Co., Ltd.
Union Asset Management Co., Ltd.
Hehe (Beijing) Private Fund Management Co., Ltd.
HongShan Capital Equity Investment Management (Tianjin) Co., Ltd.
Hongta Securities Co., Ltd.
Hongyun Private Fund Management (Hainan) Co., Ltd.
Hunan Eight Zero After Asset Management Co., Ltd.
Huachuang Securities Co., Ltd.
Walden International Co., Ltd.
Huafu Securities Co., Ltd.
Huakai Asset Management Co., Ltd.
Huatai Baoxing Fund Management Co., Ltd.
Huatai Financial Holdings (HK) Limited
Huatai Securities Co., Ltd.
China Asset Management Co., Ltd.
HSBC Jintrust Fund Management Co., Ltd.
China Universal Asset Management Co., Ltd.
Harvest Fund Management Co., Ltd.
Jiaze (Xiamen) Private Fund Management Co., Ltd.
Jiangsu Parallel Asset Management Co., Ltd.
Jiangsu Ruihua Investment Holdings Group Co., Ltd.
Jiangxi Peter Mingqi Asset Management Co., Ltd.
Jiangxin Fund Management Co., Ltd.
Jinyi Private Fund Management (Zhuhai Hengqin) Co., Ltd.
JT Asset Management Co., Ltd.
Liduoxing (Shanghai) Investment Management Co., Ltd.
Lianbo Fund Management Co., Ltd.
Minsheng Securities Co., Ltd.
DIB Asset Management (Zhuhai) Co., Ltd.
J.P. Morgan Securities (China) Company Limited
Morgan Stanley Investment Management (China) Company Limited
Morgan Stanley Investment Management Co., Ltd.
Nanjing Securities Co., Ltd.
ABC Life Insurance Co., Ltd.
Panhou Dynamic (Shanghai) Capital Management Co., Ltd.
Ping An Bank Co., Ltd.
Ping An Securities Co., Ltd.
Sumitomo Mitsui DS Asset Management Co., Ltd.
BYSZ Investment Management Co., Ltd.
Shanghai Bodu Investment Management Co., Ltd.
Shanghai Ivy Asset Management Co., Ltd.
Shanghai Chengrui Investment Management Co., Ltd.
Shanghai Duoshi Investment Co., Ltd.
Shanghai Huanyi Private Fund Management Co., Ltd.

Shanghai Huizheng Financial Consulting Co., Ltd.
Shanghai Jiashi Private Fund Management Co., Ltd.
Shanghai Jin En Investment Co., Ltd.
Shanghai Jingxi Investment Management Partnership (Limited Partnership)
Shanghai Leijun Asset Management Co., Ltd.
Shanghai Lianshi Investment Management Co., Ltd.
Shanghai Miyuan Investment Management Co., Ltd.
Shanghai Mingyu Asset Management Co., Ltd.
Shanghai Puyi Asset Management Co., Ltd.
Shanghai Qinmu Asset Management Partnership (Limited Partnership)
Shanghai Shenyin Wanguo Research and Consulting Co., Ltd.
Shanghai Shicheng Investment Management Co., Ltd.
Shanghai Tianni Investment Management Co., Ltd.
Shanghai Tongsheng Asset Management Co., Ltd.
Shanghai Tuling Asset Management Co., Ltd.
Shanghai Xietun Investment Management Co., Ltd.
Shanghai Xingzhi Venture Capital Co., Ltd.
Shanghai Yiheyuan Asset Management Co., Ltd.
Shanghai Yuyi Asset Management Partnership (Limited Partnership)
Shanghai Zhaoyun Investment Management Co., Ltd.
Shanghai Zhongyu Asset Management Center (Limited Partnership)
Shenzhen Chengyi Investment Co., Ltd.
Chuangfu Business Investment Management Company Limited
Shenzhen Qianhai Chenxing Private Securities Investment Fund Management Partnership (Limited Partnership)
Shenzhen Qianhai Huijiedali Capital Co., Ltd.
Shenzhen Guohui Investment Co., Ltd.
Shenzhen Shangcheng Asset Management Co., Ltd.
Shenzhen Yujin Investment Co., Ltd.
Shenzhen Zhucheng Investment Co., Ltd.
Shenzhen Zhongtian Fortune Fund Management Co., Ltd.
Bernstein (Hong Kong) Limited
Schroder Investment Management (HK) Ltd.
Century Securities Co., Ltd.
Taiping Fund Management Company Limited
Wentian Private Security Investment Fund Management (Guangzhou) Co., Ltd.
Xi’an Pubu Asset Management Co., Ltd.
Xi’an Qingshan Enterprise Management Consulting Co., Ltd.
Western Securities Co., Ltd.
Xinhua Fund Management Co., Ltd.
CIB Fund Management Co., Ltd.
China Industrial Securities Co., Ltd.
Symbol Investment (Shanghai) Co., Ltd.
Yinhua Fund Management Co., Ltd.

Chang’an Fund Management Co., Ltd.
China Merchants Fund Management Co., Ltd.
China Merchants Securities Co., Ltd.
Zheshang Securities Co., Ltd.
Fortune Growth Capital Holding Co., Ltd.
YT Capital Limited
PICC Asset Management Co., Ltd.
China Galaxy Securities Co., Ltd.
AVIC Fund Management Co., Ltd.
China United Insurance Group Co., Ltd.
Lombarda China Fund Management Co., Ltd.
CITIC-Prudential Asset Management Company Ltd.
China Securities Co., Ltd.
CITIC Securities Co., Ltd.
BOC International Securities Co., Ltd.
China Post Securities Co., Ltd.
Capital Dynamics Asset Management (HK) Private Limited

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The following information is provided in connection with the furnishing of the above Record of March 2025 Investor Relation Activity of ACM Research (Shanghai), Inc. (“ACMSH”) (the “Record”) pursuant to the Current Report on Form 8-K reporting requirements of ACM Research, Inc.:

Forward-Looking Statements
Information presented in the Record includes forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in the Record that do not relate to matters of historical fact should be considered forward-looking statements. Forward-looking statements are based on ACMSH management’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to, the following: anticipated customer orders or identified market opportunities may not grow or develop as anticipated; customer orders already received may be postponed or canceled; ACMSH may be unable to obtain the qualification and acceptance of its delivered tools when anticipated or at all, which would delay or preclude ACMSH’s recognition of revenue from the sale of those tools; suppliers may not be able to meet ACMSH’s demands on a timely basis; ACMSH’s technologies and tools may not gain market acceptance; ACMSH may be unable to compete effectively by, among other things, enhancing its existing tools, adding additional production capacity and engaging additional major customers; ACMSH may incur significant expenses long before it can recognize revenue from new products, if at all, due to the costs and length of research, development, manufacturing and customer evaluation process cycles; volatile global economic, market, industry and other conditions could result in sharply lower demand for products containing semiconductors and for ACMSH’s products and in disruption of capital and credit markets; ACMSH’s failure to successfully manage its operations, including its inability to hire, train, integrate and manage additional qualified engineers for research and development activities; and trade regulations, including those recently published by the U.S. Department of Commerce imposing certain restrictions on equipment shipments and business practices with China-based semiconductor manufacturers, currency fluctuations, political instability and war, all of which may materially adversely affect ACMSH due to its substantial non-U.S. customer and supplier base and its substantial non-U.S. manufacturing operations. A further description of these risks, uncertainties and other matters can be found in filings ACM Research, Inc. makes with the U.S. Securities and Exchange Commission. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by ACMSH. ACMSH undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.